Exhibit 99.2
Initial CRESTONE Data Investor Conference Call MAY 26, 2022

Forward Looking Statements

These slides contain forward-looking statements and information relating to Elevation Oncology, Inc. within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements, as these statements are based upon our current expectations, forecasts, and assumptions and are subject to significant risks and uncertainties. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "believe," "may," "will," "potentially," "estimate," "continue," "anticipate," "intend," "could," "would," "project," "plan," "expect," "predict," "potential" and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, timing of data of our clinical trials, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, and the impact of the COVID-19 pandemic on our business and operations.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described in under the heading "Risk Factors" contained in documents the Company files with the Securities and Exchange Commission ("SEC") from time to time, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this prospectus to conform these statements to actual results or to changes in our expectations, except as required by law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

ELEVATION ONCOLOGY

2

3 Today’s Agenda Introduction Shawn M. Leland, PharmD RPh FOUNDER AND CHIEF EXECUTIVE OFFICER Review of Data Valerie M. Jansen, MD PhD CHIEF MEDICAL OFFICER Clinical Perspective Daniel Carrizosa, MD ASSOCIATE PROFESSOR, MEDICAL ONCOLOGIST ATRIUM HEALTH, LEVINE CANCER INSTITUTE Closing Remarks Shawn M. Leland, PharmD RPh FOUNDER AND CHIEF EXECUTIVE OFFICER Q&A All

4 Shawn M. Leland, PharmD RPh INTRODUCTION FOUNDER AND CHIEF EXECUTIVE OFFICER

Leading with Seribantumab and Strategy for Pipeline Expansion

GENOMIC ALTERATION	DRUG CANDIDATE	PRE-IND	PHASE 1	PHASE 2/ PIVOTAL	PHASE 3 or CONFIRMATORY	MILESTONE	OWNERSHIP
NRG1 Fusions	**Seribantumab** (anti-HER3 mAb)	CRESTONE[1]				Additional Interim Clinical Data Readout 1H-2023[2]	ELEVATION ONCOLOGY

Strategy for Pipeline Expansion

MAXIMIZE LEAD PROGRAM SERIBANTUMAB

Well-characterized mAb targeting HER3

- Potentially pursue earlier lines of therapy in NRG1 gene fusions
- Expand into additional genomically defined cancers

ADVANCE NEW DISCOVERIES THROUGH CARIS COLLABORATION

Novel, **cross-industry partnership**

- Leverage Caris' diagnostics expertise to identify novel oncogenic fusions and driver alterations
- Discover and develop purpose-built therapeutics

EXPAND PARTNERSHIPS

Business development on additional assets

- Selectively partner on precision oncology assets
- Bring our scientific, clinical, and operational expertise

ELEVATION ONCOLOGY

[1]The CRESTONE study is designed as a potential registrational trial following an accelerated approval pathway contingent upon continued discussions with the FDA
[2]Report additional interim clinical data from Cohort 1 of the CRESTONE study treated with seribantumab at 3 grams weekly in the first half of 2023

5

6 Valerie M. Jansen, MD PhD REVIEW OF DATA CHIEF MEDICAL OFFICER

NRG1 Gene Fusions in Solid Tumors

- NRG1 gene fusions are:
  - Rare genomic alterations resulting from the fusion of NRG1 with a partner gene[1]
  - NRG1 fusion proteins bind to and activate HER3[1]
  - Often mutually exclusive of other known oncogenic alterations[2–4]
  - Found in 0.2% of all solid tumors;
    - Enrichment has been observed in KRAS wild-type PDAC and invasive mucinous adenocarcinoma of the lung[3–6]
- Due to the large intronic regions of the gene fusion, RNA-based sequencing is the gold standard for detecting NRG1 fusions[6–8]
- Patients with tumors harboring an NRG1 fusion have poor outcomes with standard therapies, including chemotherapy and immunotherapy[3,9]
- There are currently no approved targeted therapies for tumors harboring NRG1 fusions[6,10]



NRG1 gene
NRG1 fusion protein
Other gene (e.g., CD74, or SDC4)
NRG1 fusions have been found in >10 solid tumor types[1,2,5]

NRG1, neuregulin-1; PDAC, pancreatic ductal adenocarcinoma

Sources: 1. Jonna S et al. *Clin Cancer Res.* 2019;25:4966–4972; 2. Drilon A et al. Cancer Discov. 2018;8:686–695; 3. Chang JC et al. *Clin Cancer Res.* 2021;27:4066–4076; 4. Jones MR et al. *Clin Cancer Res.* 2019;25:4674–4681; 5. Jonna S et al. *J Clin Oncol.* 2020;38(15_suppl):3113–3113; 6. Laskin J et al. *Ann Oncol.* 2020;31:1693–1703; 7. Russo A et al. *Precis Cancer Med.* 2020;3:14; 8. Liu S. *Lung Cancer.* 2021;158:25–28; 9. Drilon A et al. *J Clin Oncol.* 2021;39:2791–2802; 10. Lyu H et al. *Acta Pharm Sin B.* 2018;8:503–510.

ELEVATION ONCOLOGY
7

Seribantumab (anti-HER3 mAb)

POTENTIAL NOVEL TARGETED THERAPY FOR SOLID TUMORS DRIVEN BY AN NRG1 FUSION AND OTHER HER3 GENOMICALLY DEFINED CANCERS

Consistent, favorable safety and tolerability profile

- Clinical safety data set in >800 patients shows mostly Grade 1/2 adverse events
- No Grade 3+ treatment emergent AEs related to study drug at the highest monotherapy dose level studied in the Phase 1 dose finding study (N = 22)
- Seribantumab was shown to be tolerable at 3g weekly in a pre-planned CRESTONE safety run-in and selected as the optimized dose

Potential for **accelerated tumor-agnostic approval** path*

- CRESTONE is an ongoing Phase 2 registration-directed study of seribantumab in patients with any solid tumor harboring an NRG1 fusion
- Granted Fast Track designation from the FDA for the tumor-agnostic treatment of patients whose solid tumors harbor NRG1 fusions


NRG1 Fusion Proteins
HER3 Receptor
SERIBANTUMAB
Fully Human IgG2 anti-HER3 Monoclonal Antibody
Activated HER3 Receptor
Dimerized HER2 Receptor
BLOCKS LIGAND-DEPENDENT ACTIVATION AND PHOSPHORYLATION OF HER3
BLOCKS HER3-HER2 DIMERIZATION AND DOWNSTREAM SIGNALING

- **Blocks ligand-dependent activation** and phosphorylation of HER3
- **Blocks HER3-HER2 dimerization**, activation of other ERBB family members, and downstream signaling
- CoM through 2028, with projected biologic exclusivity through 2035

ELEVATION ONCOLOGY

* Contingent upon continued discussions with the FDA

8

CRESTONE: A Phase 2 Study of the Anti-HER3 mAb Seribantumab in Solid Tumors with NRG1 Fusions

Key Inclusion Criteria

- ✓ Patients with locally advanced or metastatic solid tumors harboring an NRG1 gene fusion (by local testing)
- ✓ Minimum 1 prior systemic therapy
- ✓ No other oncogenic alterations (except for Cohort 3)

Seribantumab 3g IV QW†

Cohort 1 n ≥55

No prior pan-ERBB, HER2, or HER3 targeted therapy **and** NRG1 gene fusion centrally confirmed‡

Primary Endpoint:

- ORR by independent/central radiologic review (per RECIST v1.1)

Secondary Endpoints:

- Safety
- ORR by investigator assessment
- DOR, PFS, OS, CBR (CR, PR, SD, ≥24 weeks)

EXPLORATORY **Cohort 2 n ≥10**

R/R following pan-ERBB, HER2, or HER3 targeted therapy

EXPLORATORY **Cohort 3 n ≥10**

NRG1 fusion without EGF-like domain or NRG1 fusion with other molecular alteration or insufficient tissue for confirmatory testing

SAFETY POPULATION

PRIMARY EFFICACY POPULATION

ORR: objective response rate; DOR: duration of response; PFS: progression free survival; OS: overall survival; CBR: clinical benefit rate; CR: complete response; PR: partial response; SD: stable disease; NCT#: NCT04383210

†A safety run-in phase evaluated seribantumab as induction, consolidation, and maintenance dosing; seribantumab 3g QW selected as the optimized RP2D for patients with solid tumors harboring an NRG1 fusion. Patients from the safety run-in who transitioned to 3g QW after induction/reinduction will be included in the primary efficacy analysis per the SAP; ‡Patients are enrolled and treated based on local NRG1 fusion testing result with post-enrollment confirmation by central RNA-based NGS assay.

ELEVATION ONCOLOGY

9

Patient Demographics and Disease Characteristics

DEMOGRAPHIC	COHORT 1† (N=15)	SAFETY POPULATION‡ (N=35)
Age		
Median (range)	61 (44, 76)	65 (19, 76)
Sex; n (%)		
Female	10 (67)	24 (69)
Male	5 (33)	11 (31)
Race; n (%)		
American Indian or Alaska Native	1 (7)	1 (3)
Asian	2 (13)	7 (20)
Black or African American	2 (13)	3 (9)
White	10 (67)	23 (66)
Other	0	1 (3)
ECOG PS; n (%)		
0	5 (33)	18 (51)
1	10 (67)	17 (49)
2	0	0

DISEASE CHARACTERISTIC	COHORT 1† (N=15)	SAFETY POPULATION‡ (N=35)
Primary Tumor Type; n (%)		
Biliary Tract/cholangiocarcinoma	0	2 (6)
Breast	0	4 (11)
NSCLC	14 (93)	20 (57)
Pancreas	1 (7)	5 (14)
Other§	0	4 (11)
NRG1 Fusion Partners; n (%)		
ATP1B1	1 (7)	2 (6)
CD74	6 (40)	11 (31)
SDC4	2 (13)	2 (6)
SLC3A2	5 (33)	6 (17)
AGRN	0	2 (6)
APP	0	2 (6)
Other‖	1 (7)	10 (29)
Central NRG1 Fusion Status^; n (%)		
Confirmed	14 (93)	
Unconfirmed	0	^
Unknown^^	1 (7)	
Prior Systemic Therapies		
Median (range)	1 (1, 5)	2 (1, 6)

†Includes patients in Cohort 1 who received the optimized RP2D of seribantumab 3g QW including patients in the safety run-in who received seribantumab 3g QW beyond induction/reinduction; ‡Includes all patients who received at least 1 dose of seribantumab in all cohorts; §Colon, endometrial, esophagus, and head and neck; ‖BAG4, FUT10, IL1RL2, ITGB1, POMK, PTN, RBPMS, RNF169, TMPRSS3, VTCN1; ^Required for Cohort 1 only post-enrollment; ^^Central RNA-based NGS assay pending/quality not sufficient for testing/results not available.
Note: Percentages may not add up to 100% due to rounding

Visit cut-off: 18 April 2022

ELEVATION ONCOLOGY

10

Seribantumab has been well-tolerated in patients with tumors harboring NRG1 fusions

	TREATMENT-EMERGENT AEs (N=35); N (%)				TREATMENT-RELATED AEs (N = 35); N (%)			
Preferred term	Any grade	Grade 1	Grade 2	Grade ≥ 3†	Any grade	Grade 1	Grade 2	Grade ≥ 3‡
Patients with ≥1 AE	35 (100)	8 (23)	10 (29)	17 (49)	30 (86)	17 (49)	11 (31)	2 (6)
Diarrhea	17 (49)	11 (31)	4 (11)	2 (6)	14 (40)	10 (29)	3 (9)	1 (3)
Fatigue	14 (40)	7 (20)	7 (20)	0	10 (29)	5 (14)	5 (14)	0
Rash§	11 (31)	9 (26)	2 (6)	0	9 (26)	7 (20)	2 (6)	0
Hypokalemia	10 (29)	6 (17)	3 (9)	1 (3)	3 (9)	3 (9)	0	0
Nausea	10 (29)	7 (20)	1 (3)	2 (6)	6 (17)	5 (14)	1 (3)	0
Abdominal pain‖	8 (23)	4 (11)	2 (6)	2 (6)	3 (9)	1 (3)	2 (6)	0
Decreased appetite	8 (23)	4 (11)	3 (9)	0	3 (9)	1 (3)	2 (6)	0
Headache	8 (23)	7 (20)	1 (3)	0	1 (3)	1 (3)	0	0
Hypomagnesemia	8 (23)	6 (17)	1 (3)	0	2 (6)	2 (6)	0	0
Cough	7 (20)	5 (14)	2 (6)	0	1 (3)	1 (3)	0	0
Anemia^	6 (17)	4 (11)	1 (3)	1 (3)	1 (3)	1 (3)	0	0
Dysuria	6 (17)	6 (17)	0	0	0	0	0	0

†2 Grade 5 TEAEs (unrelated to seribantumab) of lung infection (n=1 patient) and malignant neoplasm progression (n=1 patient); ‡No Grade 4 or 5 TRAEs reported; 2 Grade 3 TRAEs of diarrhea (n=1 patient) and vomiting (n=1 patient); §Includes preferred term (PT) of rash and maculo-papular rash; ||Includes PT of abdominal pain, abdominal pain upper, abdominal distention; ΛIncludes PT of anemia and iron deficiency anemia.

AE, adverse event; ALT, alanine transaminase; DLT, dose-limiting toxicity; TRAE, treatment-related adverse event
Visit cut-off: 18 April 2022

- Safety profile of 35 patients with tumors harboring NRG1 fusions who received at least 1 dose of seribantumab in the CRESTONE study
  - One DLT (Grade 2 fatigue resulting in dose reduction by the Investigator in the safety run-in)
  - 27 (77%) patients received the optimized RP2D of seribantumab 3g QW
- Majority (80%) of TRAEs were Grade 1 or 2
- Two (6%) patients received dose reductions for AEs per the Investigator
  - One patient for Grade 1 ALT increase
  - One patient for Grade 2 fatigue
- No patients discontinued seribantumab for AEs

ELEVATION ONCOLOGY

11

Clinical Activity of Seribantumab in Tumors Harboring NRG1 Fusions

INVESTIGATOR-ASSESSED (INV) RESPONSE, %	COHORT 1 PRIMARY EFFICACY POPULATION† (N=12‡)	COHORT 1 - NSCLC PRIMARY EFFICACY POPULATION† (N=11‡)
Objective response rate; n (%)	**4 (33)**	**4 (36)**
Complete response; n (%)	**2 (17)**	**2 (18)**
Partial response; n (%)	**2 (17)**	**2 (18)**
Stable disease; n (%)	7 (58)	6 (55)
Progressive disease; n (%)	1 (8)	1 (9)
Disease control rate; n (%)	11 (92)	10 (91)

†Defined in the study protocol and Statistical Analysis Plan as Cohort 1 patients with centrally confirmed NRG1 fusion status who received at least 1 dose of seribantumab at 3g QW dosing regimen (starting with Protocol Version 3.0 and later). Patients in the safety-run in (enrolled under Protocol Version 2.0 or earlier) are included if they received seribantumab at 3g QW beyond induction/reinduction;
‡3 patients are not included for efficacy analysis 2 patients are not for evaluable response (1 patient recently enrolled and not yet eligible for post-baseline scan; 1 patient died due to sepsis, unrelated to disease progression or seribantumab and no post-baseline tumor measurements recorded) AND 1 patient with unknown central NRG1 fusion status as of visit cut-off date.
All responses are confirmed ≥4 weeks per RECIST v1.1. All patients have tumors harboring NRG1 fusion by local testing
Note: Percentages may not add up to 100% due to rounding

Visit cut-off: 18 April 2022

ELEVATION ONCOLOGY

12

13 Efficacy of Seribantumab in Tumors Harboring NRG1 Fusions Lung/NSCLC Pancreas Primary tumor type: PD SD SD SD SD SD SD † PR PR SD ‡ CR CR 60 40 20 0 – 20 – 40 – 60 – 80 – 100 PERCENTAGE CHANGE FROM BASELINE 92% of patients had tumor reduction from baseline per RECIST v1.1 †Unconfirmed PR, unable to be confirmed as subsequent scans showed patient in SD ‡Unconfirmed PR, patient died due to lung infection (history of COVID - 19 infection) before confirmatory scan was able to be comp leted, no evidence of clinical disease progression at time of death INV - ORR, investigator - assessed objective response rate; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1 Visit cut - off: 18 April 2022 SLC3A2 SLC3A2 SLC3A2 CD74 CD74 CD74 CD74 CD74 CD74 ITGB1 SDC4 ATP1B1 FUSION PARTNER Confirmed INV - ORR Overall 33% (4/12) NSCLC 36% (4/11)

14 Duration of Seribantumab Therapy in Tumors Harboring NRG1 Fusions Visit cut - off: 18 April 2022 0 2 4 6 8 10 12 14 16 18 TIME FROM START OF TREATMENT (MONTHS) Treatment ongoing Confirmed CR Confirmed PR Unconfirmed PR Lung/NSCLC Pancreas Primary tumor type: OVERALL RESPONSE PR CR PR CR ● 75% of responding patients and 53% of all patients remain on treatment ● 75% of responses occurred by first tumor assessment (Week 6 ± 2 weeks) ● Median DOR has not yet been reached (range: 1.4 – 11.5 months)

15 Case Study of Patient with CD74 - NRG1 NSCLC Shows Durable Response Images courtesy of Tejas Patil, MD; University of Colorado Visit cut - off: 18 April 2022 BASELINE WEEK 24 -100 -80 -60 -40 -20 0 20 40 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 TARGET LESION CHANGE (%) TIME FROM START OF TREATMENT (MONTHS) PR PR PR PR PR PR PR ● 70 - year - old male with NSCLC adenocarcinoma ● Three prior lines including platinum - based chemotherapy, immunotherapy (IO), and investigational therapy (IO and targeted agent) ● PR (35% tumor response) at Week 12; maximum tumor reduction of 42% ● Duration of response is 11.5 months (ongoing) ● Seribantumab treatment ongoing for 16.0 months ● Initiated seribantumab treatment under safety run - in ● Transitioned to seribantumab 3g QW after induction/consolidation Patient data showed 35% partial tumor response at Week 12; duration of response is 11.5 months (ongoing)

16 Case Study of Patient with ITGB1 - NRG1 NSCLC Shows Deep and Durable Response Images courtesy of Daniel R. Carrizosa, MD; Levine Cancer Institute Visit cut - off: 18 April 2022 BASELINE WEEK 24 -100 -80 -60 -40 -20 0 20 40 0 1 2 3 4 5 6 7 8 9 10 11 12 TARGET LESION CHANGE (%) TIME FROM START OF TREATMENT (MONTHS) PR PR PR CR CR CR CR ● 60 - year - old female with NSCLC adenocarcinoma ● Three prior lines including platinum - based chemotherapy and immunotherapy ● PR (68% tumor reduction) at Week 6 ● Deepening of response to CR at Week 24 ● Duration of response 9.7 months ● CR ongoing for 5.6 months ● Treatment ongoing for 11.7 months Patient data showed 68% partial tumor response at Week 6; duration of response is 9.7 months (ongoing) with complete response ongoing for 5.6 months

17 Initial CRESTONE Data: Seribantumab is a Potential Best - in - Class Therapy S howing D eep and Durable Benefit for Patients 33% INV - ORR 2 CRs, 2 PRs 36% INV - ORR in NSCLC 92% Disease Control Rate DoR range 1 ..4 - 11.5 months Well - tolerated safety profile Unmet medical need with no approved therapies

18 CLINICAL PERSPECTIVE Daniel Carrizosa, MD ASSOCIATE PROFESSOR, MEDICAL ONCOLOGIST ATRIUM HEALTH, LEVINE CANCER INSTITUTE

19 Shawn M. Leland, PharmD RPh INTRODUCTION FOUNDER AND CHIEF EXECUTIVE OFFICER

Mid - 2022 CRESTONE | Complete enrollment of first 20 patients in Cohort 1 First Half 2023 CRESTONE | Report additional interim data from Cohort 1 2024 CRESTONE | Report topline data from Cohort 1 Ongoing target evaluation and continued execution of our strategy for pipeline expansion Collaboration with Caris Life Sciences 20 UPCOMING MILESTONES

Q&A Shawn M. Leland, PharmD RPh Founder and Chief Executive Officer Valerie M. Jansen, MD PhD Chief Medical Officer Joseph Ferra Chief Financial Officer David Dornan, PhD Chief Scientific Officer Daniel Carrizosa, MD Associate Professor, Medical Oncologist Atrium Health, Levine Cancer Institute